J.P. MORGAN SMA FUNDS

JPMorgan Tax Aware Real Return SMA Fund

(a series of JPMorgan Trust I)

Supplement dated June 27, 2019

to the Summary Prospectus, Prospectus and

Statement of Additional Information dated March 1, 2019, as supplemented

NOTICE OF LIQUIDATION OF THE JPMORGAN TAX AWARE REAL RETURN SMA FUND. The Board of Trustees (the “Board”) of the JPMorgan Trust I (the “Trust”) has approved the liquidation and dissolution of the JPMorgan Tax Aware Real Return SMA Fund (the “Fund”), a series of the Trust. It is expected that the liquidation will be on or about September 27, 2019, or such other date as the officers of the Trust may determine (the “Liquidation Date”).

Effective immediately, the Fund may depart from its stated investment objective and strategies as it increases its cash holdings in preparation for its liquidation. On the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for any proceeds from any securities that cannot be liquidated on the Liquidation Date, cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. Income dividends and capital gain distributions, if any, may be paid on or prior to the Liquidation Date.

THE FUND WILL NO LONGER ACCEPT PURCHASES FROM NEW SHAREHOLDERS ON OR AFTER JULY 5, 2019. THE FUND WILL NO LONGER ACCEPT ADDITIONAL PURCHASES FROM EXISTING SHAREHOLDERS ON OR AFTER SEPTEMBER 25, 2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF THE FUND FOR FUTURE REFERENCE

SUP-TARRSMA-LIQ-619